Exhibit 99.1
Friedman Billings Ramsey 2005 Investor Conference Douglas Donatelli Chief Executive Officer Barry Bass Chief Financial Officer

Legal Disclaimer Certain oral and written statements during this presentation regarding our objectives and strategies, anticipated operating results and future events (including the Company's anticipated earnings, FFO, AFFO, dividends, and ability to identify additional acquisition candidates) are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company's actual results or events might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results or events to differ materially from those forward looking statements is contained in the Company's 2004 Annual Report on Form 10-K and described from time to time in the Company's other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Legal Disclaimer Certain oral and written statements during this presentation regarding our objectives and strategies, anticipated operating results and future events (including the Company's anticipated earnings, FFO, AFFO, dividends, and ability to identify additional acquisition candidates) are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company's actual results or events might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results or events to differ materially from those forward looking statements is contained in the Company's 2004 Annual Report on Form 10-K and described from time to time in the Company's other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Presentation Highlights Focused operating philosophy Leading position in industrial and flex properties in the southern Mid-Atlantic niche market Continuing to penetrate and expand existing footprint High quality assets with strong tenant base Current portfolio includes 49 properties, 107 buildings, 8.0 million sq. ft. Portfolio is 93.4%1 leased with 15.0% of annualized rental revenue is attributable to the US Government Successful track record $524 million in acquisitions since IPO 2005 YTD acquired over 2.6 million sq. ft. Grown FFO per share by 70%2 Balanced internal and external growth Significant acquisition pipeline Roll leases to higher market rent and lease up recently acquired vacancy Well-positioned balance sheet Recently upsized credit facility to $100 million Closed $100 million fixed-rate secured financing reducing interest cost Completed $79 million offering in October 2005 Experienced management with track record of creating value Increased dividend in each quarter since IPO (total increase of 42.9%) Price appreciation of ~70% since IPO Excluding 2000 Gateway Boulevard Q3 2005 FFO/share (excluding termination fee income and one-time charges) over Q1 2004 FFO/share

Overview

Company Overview Company Overview Founded in 1997 October 2003 IPO Acquire and operate industrial and flex properties in the southern Mid-Atlantic region Current portfolio includes 51 properties, 110 building and 8.2 million square feet Acquired approximately 6 million square feet since IPO, totaling $543 million in 23 separate transactions Norfolk Business Center

Business Strategy Focus on niche Exploit local market knowledge and relationships Grow through selective acquisitions Find creative solutions for our tenants Maximize rents upon lease roll Drive occupancy at recently acquired properties Recycle capital Greenbrier Technology Center II

Deep local market knowledge average over 20 years of real estate experience, primarily in the Washington, D.C. area longstanding local relationships Trustees have distinguished public company and real estate experience Strong corporate governance Total shareholder return of approximately 80% since IPO Significant insider ownership aligns management with shareholders Experienced Management Team

Regional Focus Baltimore to Norfolk Over 500 million square feet of industrial/flex ($35+ billion)1 Fragmented market with substantial institutional and absentee ownership resulting in no dominant player Largest market is the Washington, DC metro area Source: Delta Associates Windsor at Battlefield

Our Markets and Properties Property owned at Q2 2005 Washington, D.C. One of the largest, most diverse economies in the nation Private sector supported by procurement spending of the U.S. Government Government spending tempers the negative impact of national economic cycles Baltimore Major trade and distribution center Strong employment growth in wholesale and retail trade Recent Acquisitions Pending Acquisitions

Our Markets and Properties Property owned at Q2 2005 Norfolk Home to Norfolk Naval Base, the largest military station in the world Larger percentage of federal government employees than Washington, D.C. Richmond Capital of Virginia Junction of I-64 and I-95 Regional HQ location Smaller to mid-sized tenants Recent Acquisitions Norfolk Area Pending Acquisitions

Balanced Portfolio At IPO At IPO At IPO Pro Forma1 Pro Forma1 Pro Forma1 Square % of % of Square % of % of Market Feet (mm) Portfolio Base Rent Feet (mm) Portfolio Base Rent Washington, DC 1,078 48% 48% 4,664 56% 68% Norfolk 727 32% 31% 2,778 33% 21% Baltimore 447 20% 21% 816 10% 9% Richmond 0 0% 0% 119 1% 2% Total 2,252 100% 100% 8,377 100% 100% Includes recently acquired and pending acquisitions

Property-type Focus Pursue industrial and flex properties in target markets that generally meet the following investment criteria: established locations; smaller transaction size; and under-managed and under-leased assets with below market rents Also target properties that can be converted and/or expanded, in whole or in part, to a higher use Reputation and market relationships yielding off-market transactions Ability to add value through hands-on management

Recent Acquisition Activity Linden Business Center 2000 Gateway Blvd Glenn Drive Glenn Drive

Case Study - Girard Place Purchased as part of a 14-property acquisition that allowed us to enter strong suburban Maryland submarkets Conveniently located in Gaithersburg, MD along I-270 corridor Occupancy now 98%, a 4% increase since acquisition Significant increase in rental rates as leases have rolled Girard Place

Case Study - 1400 Cavalier Boulevard Located within the Cavalier Industrial Park inside the southwestern I-64 loop with convenient access to I-64 and I-264 Occupancy now 100%, representing a 6% increase since acquisition In-place leases significantly below market rents Seven acres of developable land which can accommodate over 100,000 sq. ft. of additional distribution space 1400 Cavalier Boulevard

Financial Overview

Operating Results Since IPO 2004 2004 2004 2004 2005 2005 2005 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Same-Property NOI Growth Accrual 4.0% 3.6% 4.6% 10.1% 8.6% 7.5% 9.6% Cash 4.0% 3.5% 3.0% 12.4% 10.3% 8.4% 11.0% FFO/Share $0.24 $0.25 $0.29 $0.30 $0.36 $0.39 $0.411 FFO/Share Growth (%) 4.2% 16.0% 3.4% 20.0% 8.3% 5.1% Dividend/Share Growth (%) 5.0% 9.5% 13.0% 5.8% 5.5% 3.4% Quarter-End Occupancy 90.0% 91.0% 95.0% 94.0% 94.2% 94.9% 93.4%2 # of Properties 17 33 34 39 40 43 46 Square Footage (mm) 2.8 4.4 4.5 5.3 5.4 6.2 7.0 Excluding termination fee income and one-time charges. 87.7% including 2000 Gateway Boulevard.

Strong Balance Sheet 1. Includes equity offering and Q4 acquisitions.

Leasing Analysis Square Feet Absorption Renewal Base Rent vs. Capital Cost Tenant retention rate of 84% in 2004 and YTD 2005 Average capital cost on renewals of $0.63/sf in 2005 Average rental rate increase on renewals of 6.2% in 2005

420 tenants in 519 leases 80% of leases are less than 15,000 square feet Smaller tenants pay an average 25% premium over larger tenants Tenant Mix Based on annualized rent at September 30, 2005

Source: Capital IQ, First Call Relative Value

Focused operating philosophy High quality assets with strong tenant base Successful track record Balanced internal and external growth Well-positioned balance sheet Experienced management with track record of creating value Investment Highlights